Segmented Information	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Segmented Information
NOTE 34. SEGMENTED INFORMATION
Enerflex has identified three reportable operating segments as outlined below, each supported by the Corporate head office. Corporate overheads are allocated to the operating segments based on revenue. In assessing its operating segments, the Company considered economic characteristics, the nature of products and services provided, the nature of production processes, the type of customer for its products and services, and distribution methods used. For each of the operating segments, the Chief Operating Decision Maker reviews internal management reports on at least a quarterly basis. For the year ended December 31, 2021, the Company had no individual customers which accounted for more than 10 percent of its revenue (For the year ended December 31, 2020, the Company had no individual customers which accounted for more than 10 percent of its revenue. For the year ended December 31, 2019, the Company recognized $262.5 million of revenue from one customer in the
USA and Canada segments, which represented 12.8 percent of total consolidated revenue for the period. At December 31, 2019, amounts owing from the customer included in accounts receivable and contract assets was $68.0 million, which represented 12.0 percent of the total balance of accounts receivable and contract assets).
The following summary describes the operations of each of the Company’s reportable segments:

•
USA generates revenue from manufacturing natural gas compression, refrigeration, processing, and electric power equipment, including custom and standard compression packages and modular natural gas processing equipment and refrigeration systems, in addition to generating revenue from mechanical services and parts, operations and maintenance solutions, and contract compression rentals;

•
Rest of World generates revenue from manufacturing (focusing on large-scale process equipment), after-market services, including parts and components, as well as operations, maintenance, and overhaul services, and rentals of compression and processing equipment. The Rest of World segment has been successful in securing build-own-operate-maintain
and integrated turnkey projects; and

•
Canada generates revenue from manufacturing both custom and standard natural gas compression, processing, and electric power equipment, as well as providing after-market mechanical service, parts, and compression and power generation rentals.

The accounting policies of
the reportable operating segments are the same as those described in the summary of significant accounting policies.

	USA		Rest of World		Canada		Total
Years ended December 31,	2021	2020	2021	2020	2021	2020	2021	2020
Segment revenue	$497,630	$649,133	$309,695	$353,210	$194,439	$247,390	$1,001,764	$1,249,733
Intersegment revenue	(27,247)	(16,847)	(138)	(199)	(14,223)	(15,635)	(41,608)	(32,681)

Revenue	$470,383	$632,286	$309,557	$353,011	$180,216	$231,755	$960,156	$1,217,052
Revenue – Engineered Systems	218,558	390,178	22,500	40,485	113,069	167,903	354,127	598,566
Revenue – Service	153,722	150,939	111,500	96,092	62,154	56,238	327,376	303,269
Revenue – Energy Infrastructure 1	98,103	91,169	175,557	216,434	4,993	7,614	278,653	315,217
Operating income 2	$14,442	$56,504	$36,250	$40,488	$3,599	$19,020	$54,291	$116,012

1
Energy Infrastructure revenue for 2021 includes the recognition of revenue from a finance lease transaction in the fourth quarter of 2021 and 2020. Upon commencement of the renegotiated lease, the Company recognized the sale of the related rental assets and a corresponding finance lease receivable. Refer to Note 11 for further details on finance leases.

2
In the year ended December 31, 2021, the Company recognized $16.4 million of government grants (December 31, 2020 – $19.6 million; December 31, 2019 – nil). The subsidies received have been recorded as